UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 22, 2025

NCL CORPORATION LTD.

(Exact name of registrant as specified in its charter)

Bermuda	333-128780	20-0470163
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7665 Corporate Center Drive, Miami, Florida 33126

(Address of principal executive offices, and Zip Code)

(305) 436-4000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Senior Notes Indenture

On January 22, 2025, NCL Corporation Ltd. (“NCLC”), a subsidiary of Norwegian Cruise Line Holdings Ltd., closed its previously announced private offering (the “Notes Offering”) of $1,800.0 million aggregate principal amount of 6.750% senior notes due 2032 (the “2032 Notes”). In connection with the Notes Offering, NCLC received net proceeds, after deducting the initial purchasers’ discount but before deducting estimated fees and expenses, of approximately $1,782.0 million. NCLC used the net proceeds from the Notes Offering, together with cash on hand, to redeem $1,200.0 million aggregate principal amount of the 5.875% Senior Notes due 2026 and $600.0 million aggregate principal amount of the 8.375% Senior Secured Notes due 2028, together with any accrued and unpaid interest thereon, and to pay any related transaction premiums, fees and expenses .

The 2032 Notes were issued pursuant to an indenture, dated January 22, 2025 (the “2032 Notes Indenture”), between NCLC, as issuer, and U.S. Bank Trust Company, National Association, as trustee. Interest on the 2032 Notes will accrue from January 22, 2025 and is payable semi-annually in arrears on February 1 and August 1 of each year, beginning on August 1, 2025, at a rate of 6.750% per year. The 2032 Notes will mature on February 1, 2032 unless earlier redeemed or repurchased.

NCLC may, at its option, redeem the 2032 Notes, in whole or in part, (i) prior to February 1, 2028 (the “First Call Date”), at a redemption price equal to 100% of the principal amount of the 2032 Notes to be redeemed plus an applicable “make-whole” amount, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date, and (ii) on or after the First Call Date, at the redemption prices set forth in the 2032 Notes Indenture, plus accrued and unpaid interest and additional amounts, if any, to, but excluding, the redemption date. In addition, at any time and from time to time prior to the First Call Date, NCLC may redeem up to 40% of the aggregate principal amount of the 2032 Notes with the net proceeds of certain equity offerings at a redemption price equal to 106.750% of the principal amount of the 2032 Notes to be redeemed, plus accrued and unpaid interest to, but excluding, the redemption date, so long as at least 60% of the aggregate principal amount of the 2032 Notes issued remains outstanding following such redemption.

The 2032 Notes Indenture contains covenants that limit the ability of NCLC and its restricted subsidiaries to, among other things: (i) create liens on certain assets to secure debt; (ii) enter into sale leaseback transactions; and (iii) consolidate, merge, sell or otherwise dispose of all or substantially all of their assets. Additionally, upon the occurrence of specified change of control triggering events, NCLC may be required to offer to repurchase the 2032 Notes at a repurchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, to, but excluding, the repurchase date. The 2032 Notes Indenture also contains customary events of default.

The foregoing summary of the 2032 Notes Indenture and the 2032 Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the 2032 Notes Indenture and form of 2032 Notes, which are attached as Exhibit 4.1 to this Current Report on Form 8-K and incorporated herein by reference.

Seventh Amended and Restated Credit Agreement

On January 22, 2025, NCLC entered into a Seventh Amended and Restated Credit Agreement (the “Seventh ARCA”), among NCLC, as borrower, the subsidiary guarantors party thereto, JPMorgan Chase Bank, N.A., as administrative agent and collateral agent, and the lenders party thereto. The Seventh ARCA amends and restates the Sixth Amended and Restated Credit Agreement, dated as of October 18, 2023.

The Seventh ARCA, among other things, increased the aggregate amount of the lenders’ commitments under the senior secured revolving loan facility (the “Revolving Loan Facility”) from $1,200,000,000 to $1,700,000,000. The Revolving Loan Facility matures on January 22, 2030, provided that (a) if, on the date that is 91 days prior to the final maturity date of any of NCLC’s outstanding senior notes (other than the 5.375% exchangeable senior notes due 2025 (the “5.375% Exchangeable Notes”), the 1.125% exchangeable senior notes due 2027 (the “1.125% Exchangeable Notes”) and the 2.50% exchangeable senior notes due 2027 (the “2.50% Exchangeable Notes”)), (i) such senior notes (other than the 5.375% Exchangeable Notes, the 1.125% Exchangeable Notes and the 2.50% Exchangeable Notes) have not been repaid or refinanced with indebtedness maturing after April 23, 2030 and (ii) the aggregate principal amount outstanding under such senior notes exceeds $400,000,000, the maturity date will be such date if such date is earlier than January 22, 2030, (b) if, on November 17, 2026, the 1.125% Exchangeable Notes have not been repaid or refinanced with indebtedness maturing after April 23, 2030 and a liquidity test is not satisfied, the maturity date will be November 17, 2026 and (c) if, on November 17, 2026, the 2.50% Exchangeable Notes have not been repaid or refinanced with indebtedness maturing after April 23, 2030 and a liquidity test is not satisfied, the maturity date will be November 17, 2026. The Revolving Loan Facility will accrue interest (x) in the case of alternate base rate loans, at a per annum rate based on an alternate base rate plus a margin of between 0.00% and 1.00% and (y) in the case of term benchmark loans, at a per annum rate based on the adjusted term Secured Overnight Financing Rate plus a margin of between 1.00% and 2.00%. The Revolving Loan Facility will accrue an unused commitment fee on the amount of available unused commitments at a rate of between 0.15% and 0.30%. The applicable margin and unused commitment fee will depend on the total leverage ratio as of the applicable date.

The Seventh ARCA also (i) modified certain existing negative covenant thresholds, (ii) added each of Marina New Build, LLC, Riviera New Build, LLC and Breakaway One, Ltd. (collectively, the “New Guarantors”) as guarantors of the Revolving Loan Facility and secured each of the vessels owned by the New Guarantors as collateral to the Seventh ARCA, (iii) released each of Norwegian Sun Limited, Norwegian Sky, Ltd., Norwegian Jewel Limited, Insignia Vessel Acquisition, LLC, Nautica Acquisition, LLC, Regatta Acquisition, LLC and Navigator Vessel Company, LLC as guarantors (collectively, the “Old Guarantors”) of the Revolving Loan Facility and released the liens securing the collateral owned by the Old Guarantors, and (iv) removed Voyager Vessel Company, LLC as a co-borrower such that NCLC will be the only borrower under the Revolving Loan Facility.

The foregoing summary of the Seventh ARCA does not purport to be complete and is qualified in its entirety by reference to the full text of such agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

First Supplemental Indenture to the 8.125% Secured Notes Indenture

On January 22, 2025, NCLC entered into a supplemental indenture (the “Supplemental Indenture”) to the indenture, dated October 18, 2023 (the “2029 Secured Notes Indenture”), by and among NCLC, as issuer, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, and JPMorgan Chase Bank, N.A., as security agent, governing NCLC’s 8.125% Senior Secured Notes due 2029 (the “2029 Secured Notes”). The Supplemental Indenture provides for a Collateral Swap (as defined in the 2029 Secured Notes Indenture) to secure the 2029 Secured Notes against the same collateral that secures the Revolving Loan Facility under the Seventh ARCA described under “Seventh Amended and Restated Credit Agreement” above.

The Supplemental Indenture provides (i) for the addition of the New Guarantors as guarantors of the 2029 Secured Notes, (ii) that the guarantees of the New Guarantors will be secured on a first-lien basis by (x) all assets (other than certain excluded assets set forth in the security documents) of the New Guarantors, (y) each of the vessels owned or operated by the New Guarantors and, in each case, assignments of insurances and earnings in respect of such vessels, except to the extent prohibited by applicable law or contract, and (z) all equity interests of the New Guarantors, and (iii) that the guarantees of, and the collateral pledged by, the Old Guarantors will be released in connection with the Collateral Swap. Following NCLC’s entry into the Seventh ARCA and the Supplemental Indenture, NCLC’s obligations under the Revolving Loan Facility and the 2029 Secured Notes are guaranteed by the same guarantors and secured by the same collateral on a pari passu basis.

The foregoing summary of the Supplemental Indenture does not purport to be complete and is qualified in its entirety by reference to the full text of the Supplemental Indenture, which is attached as Exhibit 4.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 1.02	Termination of a Material Definitive Agreement.

On February 2, 2023, NCLC issued $600.0 million in aggregate principal amount of the 8.375% Senior Secured Notes due 2028 (the “2028 Secured Notes”) pursuant to an indenture (the “2028 Secured Notes Indenture”) by and among NCLC, as issuer, the guarantors party thereto, U.S. Bank National Association, as trustee (the “2028 Secured Notes Trustee”), principal paying agent, transfer agent and registrar, and JPMorgan Chase Bank, N.A., as security agent. The material terms and conditions of the 2028 Secured Notes were described in our Current Report on Form 8-K filed on February 2, 2023.

As described under Item 1.01 above, on January 22, 2025, NCLC used the net proceeds from the Notes Offering, together with cash on hand, to redeem all of the outstanding 2028 Secured Notes, including any accrued but unpaid interest thereon, and to pay any related premiums, fees and expenses (the “Redemption”). On January 22, 2025, in connection with the Redemption, the 2028 Secured Notes Trustee confirmed that NCLC had satisfied and discharged its obligations under the 2028 Secured Notes Indenture.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 above is incorporated into this Item 2.03 by reference.

Item 8.01	Other Events.

On January 7, 2025, NCLC issued press releases announcing the launch and pricing of the Notes Offering. Copies of these press releases are furnished as Exhibit 99.1 and 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Cautionary Statement Concerning Forward-Looking Statements

Some of the statements, estimates or projections contained in this report are “forward-looking statements” within the meaning of the U.S. federal securities laws intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical facts contained in this report, including statements regarding the Notes Offering, may be forward-looking statements. Many, but not all, of these statements can be found by looking for words like “expect,” “anticipate,” “goal,” “project,” “plan,” “believe,” “seek,” “will,” “may,” “forecast,” “estimate,” “intend,” “future” and similar words. Forward-looking statements do not guarantee future performance and may involve risks, uncertainties and other factors which could cause our actual results, performance or achievements to differ materially from the future results, performance or achievements expressed or implied in those forward-looking statements. For a discussion of these risks, uncertainties and other factors, please refer to the factors set forth under the sections entitled “Risk Factors” and “Cautionary Statement Concerning Forward-Looking Statements” in our most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and subsequent filings with the Securities and Exchange Commission. These factors are not exhaustive and new risks emerge from time to time. There may be additional risks that we consider immaterial or which are unknown. Such forward-looking statements are based on our current beliefs, assumptions, expectations, estimates and projections regarding our present and future business strategies and the environment in which we expect to operate in the future. These forward-looking statements speak only as of the date made. We expressly disclaim any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in our expectations with regard thereto or any change of events, conditions or circumstances on which any such statement was based, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated January 22, 2025, between NCL Corporation Ltd., as issuer, and U.S. Bank Trust Company, National Association, as trustee (incorporated herein by reference to Exhibit 4.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on January 22, 2025 (File No. 001-35784)).

4.2	Supplemental Indenture, dated January 22, 2025, by and among NCL Corporation Ltd., as issuer, the guarantors party thereto, U.S. Bank Trust Company, National Association, as trustee, principal paying agent, transfer agent and registrar, and JPMorgan Chase Bank, N.A., as security agent. (incorporated herein by reference to Exhibit 4.2 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on January 22, 2025 (File No. 001-35784)).

10.1	Seventh Amended and Restated Credit Agreement, dated January 22, 2025, by and among NCL Corporation Ltd., as borrower, the subsidiary guarantors party thereto, the lenders party thereto, JPMorgan Chase Bank, N.A., as administrative agent and as collateral agent, and the joint bookrunners and arrangers and co-documentation agents named thereto (incorporated herein by reference to Exhibit 10.1 to Norwegian Cruise Line Holdings Ltd.’s Form 8-K filed on January 22, 2025 (File No. 001-35784)). #

99.1	Press Release of NCL Corporation Ltd., dated January 7, 2025.

99.2	Press Release of NCL Corporation Ltd., dated January 7, 2025.

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

# Certain portions of this document that constitute confidential information have been redacted in accordance with Regulation S-K Item 601(b)(10).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, NCL Corporation Ltd. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 22, 2025

NCL CORPORATION LTD.

By:	/s/ Mark A. Kempa
	Name:	Mark A. Kempa
	Title:	Executive Vice President and Chief Financial Officer